AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                               VARIABLE ACCOUNT II
         THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                              SEPARATE ACCOUNT USL B
                           GEMSTONE LIFE(SM) AND OTHER
             FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                      SUPPLEMENT DATED FEBRUARY 27, 2012
                   TO POLICY PROSPECTUSES, AS SUPPLEMENTED



     The purpose of this supplement is to notify Policy owners of the proposed reorganization of the Invesco V.I. Capital Appreciation Fund (the "Acquired Fund") by the Invesco Van Kampen V.I. Capital Growth Fund (the "Acquiring Fund"), a series of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (hereinafter referred to as the "Invesco Funds") (such
combination referred to hereinafter as the "Reorganization").   In addition,
effective upon the closing of the Reorganization, the Acquiring Fund will change its name to Invesco Van Kampen V.I. American Franchise Fund.

     The Companies received notification that the Board of Trustees of the Invesco Funds approved an Agreement and Plan of Reorganization pursuant to which the Acquired Fund will be combined with and into the Acquiring Fund and the Acquired Fund will liquidate and cease operations. The Reorganization is subject to certain conditions, including approval by shareholders at a meeting expected to be held on or about April 2, 2012. The Reorganization, if approved by the shareholders of the Acquired Fund, is expected to be consummated shortly thereafter on or about April 27, 2012 ("Closing Date"). If you had account values invested in the Acquired Fund as of January 4, 2012 (the record date for the shareholders' meeting), proxy materials for the shareholders' meeting will be mailed to you so that you can vote your interests.

     On the Closing Date, the Acquiring Fund will become available as an investment option under the Policies.

     After 3:00 p.m. Central Time ("CT") on the Closing Date, all Policy accumulation values in the subaccount supported by the Acquired Fund will be automatically transferred into the Acquiring Fund subaccount. Only the underlying Fund will change, not the investment option itself.

     At any time before 3:00 p.m. CT on the business day prior to the Closing Date, you may transfer your Policy accumulation value in the Acquired Fund investment option to any of the other variable investment options available under your Policy. Please review your fund prospectuses for information about the other variable investment options. For additional fund prospectus copies, please contact our Administrative Center at the telephone number shown below.

     If we receive any new instruction from you for premium allocations, transfers, dollar cost averaging or automatic rebalancing (as applicable) into or out of the Acquired Fund's investment option after 3:00 p.m. CT on the business day prior to the Closing Date, such transaction will be held until after 3:00 p.m. CT on the Closing Date, when we will execute such transaction. Your allocation or transfer will use prices established after the close of the New York Stock Exchange on the business day following the Closing Date.

     Existing automatic instructions for dollar cost averaging or automatic rebalancing into or out of the Acquired Fund (as applicable) that are scheduled for the Closing Date will be executed on the Closing Date and will be automatically directed to the Acquiring Fund.

     For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the name of the Acquired Fund's investment option.

     If you have any questions, please contact our Administrative Center at 1-800-340-2765.